Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share Text Block	EARNINGS PER SHARE

(dollars in millions, except per share amounts; shares in millions)	2019	2018	2017
Net income attributable to common shareowners:
Income from continuing operations attributable to common shareowners	$3,510	$1,216	$1,313
Income from discontinued operations attributable to common shareowners	2,027	4,053	3,239
Net income attributable to common shareowners	$5,537	$5,269	$4,552
Basic weighted average number of shares outstanding	854.8	800.4	790.0
Stock awards and equity units (share equivalent)	9.1	9.7	9.1
Diluted weighted average number of shares outstanding	863.9	810.1	799.1
Earnings per share attributable to common shareowners - basic
Income from continuing operations attributable to common shareowners	$4.11	$1.52	$1.66
Income from discontinued operations	2.37	5.06	4.10
Net income attributable to common shareowners	$6.48	$6.58	$5.76
Earnings per share attributable to common shareowners - diluted
Income from continuing operations attributable to common shareowners	$4.06	$1.50	$1.64
Income from discontinued operations	2.35	5.00	4.06
Net income attributable to common shareowners	$6.41	$6.50	$5.70
The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options, when the average market price of the common stock is lower than the exercise price of the related stock awards during the period because the effect would be anti-dilutive. In addition, the computation of diluted earnings per share excludes the effect of the potential exercise of stock awards when the awards’ assumed proceeds exceed the average market price of the common shares during the period. For 2019, 2018 and 2017, there were 8.3 million, 5.1 million and 5.9 million anti-dilutive stock awards excluded from the computation, respectively.